FAIR VALUE	12 Months Ended
Dec. 31, 2025
FAIR VALUE
FAIR VALUE

18. FAIR VALUE

Fair values have been determined for measurement and/or disclosure requirements based on the methods below.

The Company characterizes fair value measurements using a hierarchy that prioritizes inputs depending on the degree to which they are observable. The three levels of the fair value hierarchy are as follows:

•	Level 1 fair value measurements are quoted prices (unadjusted) in active markets for identical assets or liabilities;
•

Level 2 fair value measurements are those derived from inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly (i.e. as prices) or indirectly (i.e. derived from prices); and

•

Level 3 fair value measurements are those derived from valuation techniques that include significant inputs for the asset or liability that are not based on observable market data (unobservable inputs).

The carrying values of cash and cash equivalents, prepaid expenses and other receivables, and accounts payable, accrued and other liabilities approximated their fair values because of the short-term nature of these financial instruments. These financial instruments are financial assets and liabilities at amortized cost.

The carrying value of marketable securities was based on the quoted market prices of the shares as at December 31, 2025 and was therefore considered to be Level 1.

As at December 31, 2025, the Company’s option liability relating to PC Gold Inc. is classified as a financial liability at FVTPL. The fair value of the option liability was estimated using a fair value less costs of disposal benchmark implied by the February 2026 BellaVista transaction (Note 20). The measurement is classified as Level 3 in the fair value hierarchy as it incorporates significant unobservable inputs, including assumptions related to probability-weighted performance rights and other contingent terms.

The Silver Stream was determined to be a derivative liability, which is classified as a financial liability at FVTPL. The carrying value of the derivative liability was not based on observable market data and involved complex valuation methods and was therefore considered to be Level 3. Changes in key valuation assumptions, including commodity prices and discount rates, could result in significant fluctuations in the fair value of the liability. The loss on the Silver Stream derivative was due to 143% increase in volatility in the underlying precious metal, a 130% increase in the forward curve of the silver price, and a 130% increase in the silver spot price as at December 31, 2025, compared to December 31, 2024.

The following table presents the Company’s fair value hierarchy for financial assets and liabilities that are measured at fair value:

	December 31, 2025				December 31, 2024
		Fair value measurement				Fair value measurement
	Carrying value	Level 1	Level 2	Level 3	Carrying value	Level 1	Level 2	Level 3
Financial assets:
Marketable securities (Note 5)	$2,006	$2,006	$-	$-	$2,388	$2,388	$-	$-
Financial liabilities:
Silver Stream derivative liability (Note 9)	$107,260	$-	$-	$107,260	$34,414	$-	$-	$34,414
Option - PC Gold (Note 8)	$4,692	$-	$-	$4,692	$3,974	$-	$-	$3,974